UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2008 (December 8, 2008)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction	(Commission file number)	(IRS employer identification
of incorporation)		number)

199 Benson Road, Middlebury, Connecticut	06749
(Address of principal executive offices)	(Zip Code)

(203) 573-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2008, Chemtura Corporation announced the election of Craig A. Rogerson to the position of president, chief executive officer, and chairman of the board.  The announcement, effective immediately, follows the resignation of Robert L. Wood for personal reasons.  A copy of the press release is incorporated by reference herein as Exhibit 99.1

On December 8, 2008, the Board of Directors of Chemtura Corporation entered into an employment agreement with Craig A. Rogerson outlining the terms of Mr. Rogerson assuming the role of President and Chief Executive Officer, the terms of which are outlined in Exhibit 10.86.

Item 8.01 Other Events

Section III, Paragraph 6 of the Corporate Governance Principles of Chemtura Corporation states: “Directors must retire from the Board effective at the annual meeting of shareholders occurring in the year of their seventy-second [72nd] birthday.”

In 2008, Mr. Roger L. Headrick turned 72 years of age, and was therefore scheduled to retire at the 2008 Annual Meeting of Shareholders except, as disclosed in the Chemtura Corporation 2008 Proxy Statement (DEF 14A filed March 31, 2008), “On February 14, 2008, (on the unanimous recommendation of the Organization, Compensation & Governance Committee), by unanimous vote (Mr. Headrick abstaining), the Board of Directors waived the mandatory retirement for calendar year 2008 as applied to Mr. Headrick, thus allowing his continued service as a director to the completion of his term in 2009.”

In 2009, Mr. Robert A. Fox will turn 72 years of age and was therefore scheduled to retire at the 2009 Annual Meeting of Shareholders pursuant to Section III, Paragraph 6 of the Corporate Governance Principles of Chemtura Corporation.

On December 8, 2008, the Board of Directors of Chemtura Corporation, by unanimous vote (Mr. Headrick and Mr. Fox abstaining), waived the above referenced mandatory retirement for calendar year 2009 as applied to Mr. Headrick and Mr. Fox, thus allowing each to be eligible to be nominated to serve as directors whose term, if re-elected, would expire at the 2010 Annual Meeting.

The Corporate Governance Principles are attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit Number	Exhibit Description

99.1	Chemtura Press Release dated December 8, 2008

10.86	Term Sheet between Chemtura Corporation and Craig A. Rogerson
99.2	Corporate Governance Principles of Chemtura Corporation

*        *        *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

		By:	/s/	Lynn A. Schefsky
		Name:		Lynn A. Schefsky
		Title:		Senior Vice President, General Counsel and Secretary

Date:	December 9, 2008

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Chemtura Press Release dated December 8, 2008

10.86	Term Sheet between Chemtura Corporation and Craig A. Rogerson
99.2	Corporate Governance Principles of Chemtura Corporation